UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-21949

DWS Dreman Value Income Edge Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  MARCH 31, 2010

Semiannual Report to Stockholders

DWS Dreman Value Income Edge Fund, Inc. Ticker Symbol: DHG

Contents

3 Performance Summary

5 Portfolio Summary

7 Investment Portfolio

19 Financial Statements

23 Financial Highlights

25 Notes to Financial Statements

32 Other Information

33 Dividend Reinvestment and Cash Purchase Plan

36 Additional Information

37 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Leverage results in additional risks and can magnify the effect of any losses.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Please keep in mind that the recent high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 3/31/10
DWS Dreman Value Income Edge Fund, Inc.	6-Month‡	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	12.23%	77.58%	-17.73%	-15.50%
Based on Market Price(a)	19.68%	105.89%	-20.90%	-19.82%
Blended Index(b)	9.97%	56.03%	-0.92%	0.10%
Credit Suisse Tremont Long/Short Equity Index(b)	5.24%	22.41%	2.57%	4.10%
Zacks Yield Hog Index(b)	11.15%	74.57%	-10.62%	-9.28%
Barclays Capital U.S. Corporate High-Yield Index(b)	11.10%	56.18%	6.65%	7.15%
Lipper Closed-End Core Funds Category(c)	10.46%	48.07%	-7.02%	-5.48%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 22, 2006. Index comparison began on November 30, 2006.
Net Asset Value and Market Price
	As of 3/31/10	As of 9/30/09
Net Asset Value	$ 14.76	$ 13.58
Market Price	$ 12.95	$ 11.18

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information: Six Months as of 3/31/10: Income Dividends	$ .40
Lipper Rankings — Closed-End Core Funds Category as of 3/31/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	30	13
3-Year	29	of	30	94

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Blended Index that the Fund utilizes as its benchmark is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (20%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Zacks Yield Hog Index (40%) is an unmanaged, yield-oriented index to combine equities, preferred stocks, ADRs, REITs, master limited partnerships (MLPs) and closed-end funds. The Barclays Capital U.S. Corporate High-Yield Index (40%) is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle ratings of Moody's, Fitch and S&P are Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. Effective December 2, 2008, the Barclays Capital U.S. Corporate High-Yield Index replaced the terminated Bear Stearns High-Yield Index as a component of the Fund's benchmark Blended Index. Portfolio management believes the Barclays Capital U.S. Corporate High-Yield Index to be comparable to the Bear Stearns High-Yield Index and the most appropriate gauge of the overall high-yield market and the high-yield holdings within the Fund. Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) The Lipper Closed-End Core Funds Category represents funds that typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Core Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Portfolio Summary

Asset Allocation (As a % of Total Long and Short Positions)	3/31/10	9/30/09

Corporate Bonds	85%	75%
Common Stocks: Long Positions	16%	16%
Short Positions	(8)%	(6)%
Loan Participations and Assignments	5%	8%
Preferred Stocks	1%	—
Convertible Preferred Stocks	1%	1%
Cash Equivalents	—	6%
	100%	100%
Long Position Sector Diversification (As a % of Total Long Positions, excluding Cash Equivalents)	3/31/10	9/30/09

Energy	22%	21%
Consumer Discretionary	22%	26%
Financials	17%	14%
Industrials	12%	9%
Consumer Staples	8%	5%
Information Technology	6%	4%
Utilities	5%	5%
Health Care	4%	8%
Materials	3%	8%
Telecommunications Services	1%	—
	100%	100%

Sector diversification and asset allocation are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	3/31/10	9/30/09

Information Technology	23%	30%
Industrials	17%	9%
Energy	16%	5%
Consumer Discretionary	14%	12%
Financials	13%	13%
Materials	9%	16%
Health Care	3%	7%
Consumer Staples	3%	5%
Telecommunications Services	1%	1%
Utilities	1%	2%
	100%	100%

Sector diversification is subject to change.

For more complete details about the Fund's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2010 (Unaudited)

	Shares	Value ($)

Long Positions 104.1%
Common Stocks 14.8%
Consumer Discretionary 0.9%
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"* (a)	4,460	273,353
Hotels Restaurants & Leisure 0.1%
Darden Restaurants, Inc. (a)	7,800	347,412
Household Durables 0.1%
Newell Rubbermaid, Inc. (a)	17,050	259,160
Media 0.2%
Gannett Co., Inc. (a)	16,230	268,120
Time Warner Cable, Inc. (a)	5,960	317,728
Viacom, Inc. "B"* (a)	8,990	309,076
		894,924
Multiline Retail 0.1%
Macy's, Inc. (a)	15,960	347,449
Specialty Retail 0.3%
AutoZone, Inc.* (a)	1,720	297,715
Best Buy Co., Inc. (a)	6,670	283,742
GameStop Corp. "A"* (a)	12,740	279,133
Ross Stores, Inc. (a)	5,780	309,057
		1,169,647
Consumer Staples 0.8%
Beverages 0.2%
Coca-Cola Enterprises, Inc. (a)	12,370	342,154
Constellation Brands, Inc. "A"* (a)	16,620	273,233
Molson Coors Brewing Co. "B" (a)	5,850	246,051
		861,438
Food & Staples Retailing 0.2%
CVS Caremark Corp. (a)	7,830	286,265
SUPERVALU, Inc. (a)	19,270	321,423
		607,688
Food Products 0.2%
Archer-Daniels-Midland Co. (a)	8,650	249,985
Dean Foods Co.* (a)	14,310	224,524
Sara Lee Corp. (a)	21,560	300,331
		774,840
Household Products 0.1%
Kimberly-Clark Corp. (a)	4,170	262,210
Tobacco 0.1%
Altria Group, Inc. (a)	13,000	266,760
Reynolds American, Inc. (a)	4,930	266,121
		532,881
Energy 8.0%
Energy Equipment & Services 0.2%
Diamond Offshore Drilling, Inc. (a)	2,550	226,466
Rowan Companies, Inc.* (a)	10,740	312,641
		539,107
Oil, Gas & Consumable Fuels 7.8%
ARC Energy Trust (Units) (a)	211,800	4,279,779
Bonavista Energy Trust (Units) (a)	200,000	4,599,400
Chesapeake Energy Corp. (a)	9,590	226,708
Chevron Corp. (a)	3,320	251,755
ConocoPhillips (a)	5,040	257,897
Crescent Point Energy Corp. (a)	257,548	9,881,112
El Paso Corp. (a)	24,930	270,241
Freehold Royalty Trust (Units) (a)	200,000	3,324,700
Marathon Oil Corp. (a)	8,220	260,081
Murphy Oil Corp. (a)	4,660	261,845
NAL Oil & Gas Trust (Units)	344,500	4,392,532
Pengrowth Energy Trust (Units)	80,000	932,800
		28,938,850
Financials 1.9%
Capital Markets 0.2%
Morgan Stanley (a)	8,390	245,743
State Street Corp. (a)	5,980	269,937
The Goldman Sachs Group, Inc. (a)	1,570	267,889
		783,569
Consumer Finance 0.1%
SLM Corp.* (a)	23,310	291,841
Diversified Financial Services 0.1%
NYSE Euronext (a)	10,060	297,877
The NASDAQ OMX Group, Inc.* (a)	13,350	281,952
		579,829
Insurance 1.3%
Aflac, Inc. (a)	5,210	282,851
Allstate Corp. (a)	8,420	272,050
American International Group, Inc.* (a)	9,120	311,357
Aon Corp. (a)	6,980	298,116
Assurant, Inc. (a)	8,400	288,792
Chubb Corp. (a)	5,290	274,286
Hartford Financial Services Group, Inc. (a)	9,540	271,127
Lincoln National Corp. (a)	9,770	299,939
Loews Corp. (a)	7,010	261,333
MetLife, Inc. (a)	7,000	303,380
Principal Financial Group, Inc. (a)	10,400	303,784
Progressive Corp. (a)	15,010	286,541
Prudential Financial, Inc. (a)	4,960	300,080
The Travelers Companies, Inc. (a)	5,390	290,736
Torchmark Corp. (a)	5,690	304,472
Unum Group (a)	12,600	312,102
XL Capital Ltd. "A" (a)	15,180	286,902
		4,947,848
Real Estate Investment Trusts 0.1%
Kimco Realty Corp. (REIT) (a)	18,830	294,501
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc. (a)	18,780	265,925
Health Care 1.0%
Biotechnology 0.2%
Amgen, Inc.* (a)	4,690	280,275
Cephalon, Inc.* (a)	4,140	280,609
		560,884
Health Care Providers & Services 0.4%
Aetna, Inc. (a)	8,610	302,297
CIGNA Corp. (a)	7,200	263,376
Coventry Health Care, Inc.* (a)	10,710	264,752
Humana, Inc.* (a)	5,660	264,718
UnitedHealth Group, Inc.* (a)	8,170	266,914
WellPoint, Inc.* (a)	4,090	263,314
		1,625,371
Pharmaceuticals 0.4%
Bristol-Myers Squibb Co. (a)	10,620	283,554
Eli Lilly & Co. (a)	7,400	268,028
Forest Laboratories, Inc.* (a)	8,500	266,560
Merck & Co., Inc. (a)	6,790	253,606
Mylan, Inc.* (a)	14,900	338,379
Pfizer, Inc. (a)	13,840	237,356
		1,647,483
Industrials 0.5%
Aerospace & Defense 0.4%
General Dynamics Corp. (a)	3,720	287,184
L-3 Communications Holdings, Inc. (a)	2,980	273,057
Lockheed Martin Corp. (a)	3,460	287,941
Northrop Grumman Corp. (a)	4,470	293,098
Raytheon Co. (a)	4,950	282,744
		1,424,024
Commercial Services & Supplies 0.1%
Pitney Bowes, Inc. (a)	11,910	291,200
Information Technology 0.5%
Communications Equipment 0.1%
Harris Corp. (a)	5,470	259,770
Computers & Peripherals 0.1%
Hewlett-Packard Co. (a)	5,110	271,597
Lexmark International, Inc. "A"* (a)	10,100	364,408
Western Digital Corp.* (a)	5,880	229,261
		865,266
Electronic Equipment, Instruments & Components 0.1%
Corning, Inc. (a)	13,070	264,145
IT Services 0.1%
Computer Sciences Corp.* (a)	4,680	255,013
Semiconductors & Semiconductor Equipment 0.1%
Micron Technology, Inc.* (a)	25,360	263,490
Materials 0.4%
Chemicals 0.1%
FMC Corp. (a)	4,880	295,435
Containers & Packaging 0.2%
Ball Corp. (a)	5,100	272,238
Owens-Illinois, Inc.* (a)	8,100	287,874
Pactiv Corp.* (a)	10,770	271,189
		831,301
Metals & Mining 0.1%
Freeport-McMoRan Copper & Gold, Inc. (a)	3,110	259,809
Telecommunication Services 0.2%
Diversified Telecommunication Services
CenturyTel, Inc. (a)	7,510	266,305
Frontier Communications Corp. (a)	35,010	260,474
		526,779
Utilities 0.7%
Electric Utilities 0.3%
Allegheny Energy, Inc. (a)	11,590	266,570
American Electric Power Co., Inc. (a)	7,370	251,907
Edison International (a)	7,480	255,591
FPL Group, Inc. (a)	5,180	250,349
PPL Corp. (a)	8,160	226,114
		1,250,531
Independent Power Producers & Energy Traders 0.1%
AES Corp.* (a)	19,010	209,110
Constellation Energy Group, Inc. (a)	7,650	268,592
		477,702
Multi-Utilities 0.3%
CMS Energy Corp. (a)	16,930	261,738
Dominion Resources, Inc. (a)	6,800	279,548
Public Service Enterprise Group, Inc. (a)	8,050	237,636
Sempra Energy (a)	4,930	246,008
		1,024,930
Total Common Stocks Long Positions (Cost $43,760,451)		55,095,605

Preferred Stock 0.6%
Financials
GMAC, Inc., Series G, 144A, 7.0% (Cost $2,302,500)	3,000	2,286,938

Convertible Preferred Stocks 1.2%
Financials
Fannie Mae, Series 08-1, 8.75%*	1,500,000	2,400,000
Hartford Financial Services Group, Inc., Series F, 7.25%	80,000	2,116,800
Total Convertible Preferred Stocks (Cost $77,120,000)		4,516,800
	Principal Amount ($)	Value ($)

Corporate Bonds 82.2%
Consumer Discretionary 22.1%
American Axle & Manufacturing, Inc., 7.875%, 3/1/2017	4,000,000	3,730,000
ArvinMeritor, Inc., 8.125%, 9/15/2015	9,000,000	8,685,000
Exide Technologies, Series B, 10.5%, 3/15/2013	5,000,000	5,075,000
H&E Equipment Services, Inc., 8.375%, 7/15/2016	20,000,000	19,350,000
Hertz Corp., 10.5%, 1/1/2016	13,750,000	14,764,062
Lear Corp.:
7.875%, 3/15/2018	3,250,000	3,286,563
8.125%, 3/15/2020	2,250,000	2,286,563
Neiman Marcus Group, Inc., 9.0%, 10/15/2015 (PIK)	18,123,808	18,486,284
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015	4,250,000	4,234,062
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	2,000,000	1,970,000
		81,867,534
Consumer Staples 7.6%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016	19,250,000	20,116,250
SUPERVALU, Inc., 8.0%, 5/1/2016	8,000,000	8,100,000
		28,216,250
Energy 15.4%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014	25,955,000	24,916,800
Atlas Pipeline Partners LP, 8.75%, 6/15/2018	2,000,000	1,930,000
Clayton Williams Energy, Inc., 7.75%, 8/1/2013	13,973,000	13,553,810
Connacher Oil & Gas Ltd., 144A, 10.25%, 12/15/2015	5,000,000	5,087,500
Dynegy Holdings, Inc., 7.75%, 6/1/2019	14,000,000	10,570,000
Key Energy Services, Inc., 8.375%, 12/1/2014	1,000,000	1,011,250
		57,069,360
Financials 13.8%
Compton Petroleum Finance Corp., 7.625%, 12/1/2013	27,751,000	23,484,284
DJO Finance LLC, 10.875%, 11/15/2014	8,400,000	9,124,500
Elan Finance PLC, 144A, 8.75%, 10/15/2016	5,000,000	4,950,000
GMAC, Inc., 144A, 8.0%, 3/15/2020	2,500,000	2,562,500
Nuveen Investments, Inc., 10.5%, 11/15/2015	2,000,000	1,940,000
SLM Corp., Series A, 8.45%, 6/15/2018	9,000,000	9,102,249
		51,163,533
Health Care 3.1%
HCA, Inc.:
9.25%, 11/15/2016	4,500,000	4,784,062
144A, 7.25%, 9/15/2020	1,500,000	1,520,625
Health Net, Inc., 6.375%, 6/1/2017	5,550,000	5,161,500
		11,466,187
Industrials 11.4%
Bombardier, Inc.:
144A, 7.5%, 3/15/2018	500,000	521,250
144A, 7.75%, 3/15/2020	1,000,000	1,045,000
Building Materials Corp. of America, 144A, 7.5%, 3/15/2020	6,000,000	5,985,000
Casella Waste Systems, Inc., 9.75%, 2/1/2013	12,740,000	12,740,000
United Rentals North America, Inc.:
7.0%, 2/15/2014	2,000,000	1,850,000
7.75%, 11/15/2013	18,000,000	17,280,000
9.25%, 12/15/2019	3,000,000	3,060,000
		42,481,250
Information Technology 2.9%
First Data Corp., 9.875%, 9/24/2015	7,000,000	6,037,500
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	5,000,000	4,775,000
		10,812,500
Materials 2.3%
Union Carbide Corp., 7.75%, 10/1/2096	10,000,000	8,559,260
Telecommunication Services 1.4%
Digicel Group Ltd., 144A, 10.5%, 4/15/2018	2,000,000	2,075,000
Intelsat Ltd., 6.5%, 11/1/2013	2,000,000	1,955,000
New Communications Holdings, Inc.:
144A, 7.875%, 4/15/2015 (b)	500,000	513,750
144A, 8.25%, 4/15/2017 (b)	500,000	508,750
		5,052,500
Utilities 2.2%
Texas Competitive Electric Holdings Co., LLC, Series B, 10.25%, 11/1/2015	12,000,000	8,340,000
Total Corporate Bonds (Cost $314,352,825)		305,028,374

Loan Participations and Assignments 5.3%
Senior Loans**
First Data Corp., Term Loan, 3.04%, 9/24/2014	12,330,303	10,918,730
TXU Corp., Term Loan, 3.79%, 10/10/2014	10,409,848	8,576,882
Total Loan Participations and Assignments (Cost $22,300,118)		19,495,612

Subordinated Income Notes 0.0%
Preferred Term Securities XVI Ltd., 144A, Income Note, 3/23/2035*	3,900,000	0
Preferred Term Securities XVII Ltd., 144A, Income Note, 6/23/2035*	3,750,000	0
Preferred Term Securities XVIII Ltd., 144A, Income Note, 9/23/2035*	3,750,000	0
Preferred Term Securities XIX Ltd., 144A, Income Note, 12/22/2035*	2,500,000	0
Preferred Term Securities XXI Ltd., 144A, Income Note, 3/22/2038*	3,750,000	0
Preferred Term Securities XXIII Ltd., 144A, Income Note, 12/22/2036*	3,750,000	0
Preferred Term Securities XXIV Ltd., 144A, Income Note, 3/22/2037*	7,500,000	0
Total Subordinated Income Notes (Cost $23,162,136)		0
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $482,998,030)+	104.1	386,423,329
Other Assets and Liabilities, Net	10.0	37,341,492
Notes Payable	(6.7)	(25,000,000)
Securities Sold Short	(7.4)	(27,620,613)
Net Assets	100.0	371,144,208
+ The cost for federal income tax purposes was $483,605,315. At March 31, 2010, net unrealized depreciation for all securities based on tax cost was $97,181,986. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,211,338 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $119,393,324.
	Shares	Value ($)

Common Stocks Sold Short 7.4%
Consumer Discretionary 1.0%
Auto Components 0.1%
Goodyear Tire & Rubber Co.	18,010	227,646
Automobiles 0.1%
Harley-Davidson, Inc.	10,340	290,244
Hotels Restaurants & Leisure 0.3%
International Game Technology	13,590	250,735
Marriott International, Inc. "A"	9,480	298,818
Starbucks Corp.	11,350	275,465
Starwood Hotels & Resorts Worldwide, Inc.	7,000	326,480
Wynn Resorts Ltd.	3,860	292,704
		1,444,202
Household Durables 0.1%
Harman International Industries, Inc.	7,090	331,670
Stanley Black & Decker, Inc.	4,717	270,803
		602,473
Internet & Catalog Retail 0.1%
Amazon.com, Inc.	2,070	280,961
Media 0.2%
Interpublic Group of Companies, Inc.	35,880	298,522
Scripps Networks Interactive "A"	5,780	256,343
Washington Post Co. "B"	590	262,066
		816,931
Multiline Retail 0.1%
Sears Holdings Corp.	2,550	276,497
Consumer Staples 0.2%
Food & Staples Retailing 0.1%
Whole Foods Market, Inc.	9,070	327,880
Personal Products 0.1%
Estee Lauder Companies, Inc. "A"	5,310	344,460
Energy 1.2%
Energy Equipment & Services 0.4%
Baker Hughes, Inc.	5,720	267,925
BJ Services Co.	12,580	269,212
Halliburton Co.	7,800	235,014
Nabors Industries Ltd.	10,320	202,582
Schlumberger Ltd.	3,780	239,879
Smith International, Inc.	8,870	379,813
		1,594,425
Oil, Gas & Consumable Fuels 0.8%
Anadarko Petroleum Corp.	4,030	293,505
Cabot Oil & Gas Corp.	6,120	225,216
Denbury Resources, Inc.	16,880	284,765
EOG Resources, Inc.	2,720	252,797
Massey Energy Co.	5,420	283,412
Peabody Energy Corp.	5,430	248,151
Pioneer Natural Resources Co.	5,180	291,737
Range Resources Corp.	5,140	240,912
Southwestern Energy Co.	5,390	219,481
Tesoro Corp.	19,750	274,525
Valero Energy Corp.	14,700	289,590
		2,904,091
Financials 0.9%
Capital Markets 0.2%
Charles Schwab Corp.	13,930	260,352
Legg Mason, Inc.	8,590	246,275
T. Rowe Price Group, Inc.	4,840	265,861
		772,488
Commercial Banks 0.2%
BB&T Corp.	9,520	308,353
First Horizon National Corp.	19,216	269,982
		578,335
Consumer Finance 0.1%
Capital One Financial Corp.	6,330	262,125
Discover Financial Services	17,870	266,263
		528,388
Diversified Financial Services 0.1%
Citigroup, Inc.	74,230	300,631
CME Group, Inc.	780	246,566
		547,197
Real Estate Investment Trusts 0.1%
AvalonBay Communities, Inc. (REIT)	3,320	286,682
Plum Creek Timber Co., Inc. (REIT)	6,890	268,090
		554,772
Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. "A"	19,080	302,418
Thrifts & Mortgage Finance 0.1%
People's United Financial, Inc.	15,870	248,207
Health Care 0.2%
Biotechnology 0.1%
Celgene Corp.	4,600	285,016
Health Care Equipment & Supplies 0.1%
Intuitive Surgical, Inc.	870	302,873
Health Care Providers & Services 0.0%
Tenet Healthcare Corp.	42,810	244,873
Industrials 1.3%
Air Freight & Logistics 0.2%
C.H. Robinson Worldwide, Inc.	4,650	259,702
Expeditors International of Washington, Inc.	7,660	282,807
United Parcel Service, Inc. "B"	4,260	274,387
		816,896
Airlines 0.1%
Southwest Airlines Co.	22,960	303,531
Building Products 0.1%
Masco Corp.	17,620	273,463
Commercial Services & Supplies 0.1%
Iron Mountain, Inc.	10,820	296,468
Stericycle, Inc.	4,780	260,510
		556,978
Construction & Engineering 0.1%
Quanta Services, Inc.	12,980	248,697
Electrical Equipment 0.1%
Rockwell Automation, Inc.	5,470	308,289
Industrial Conglomerates 0.1%
Textron, Inc.	12,730	270,258
Machinery 0.3%
Caterpillar, Inc.	4,250	267,112
Cummins, Inc.	5,020	310,989
Deere & Co.	4,600	273,516
PACCAR, Inc.	6,800	294,712
Parker Hannifin Corp.	4,540	293,920
		1,440,249
Professional Services 0.1%
Robert Half International, Inc.	9,360	284,825
Trading Companies & Distributors 0.1%
Fastenal Co.	5,700	273,543
Information Technology 1.7%
Communications Equipment 0.3%
JDS Uniphase Corp.	32,400	405,972
Juniper Networks, Inc.	10,090	309,561
Motorola, Inc.	34,910	245,068
Tellabs, Inc.	44,170	334,367
		1,294,968
Computers & Peripherals 0.2%
Apple, Inc.	1,270	298,361
Teradata Corp.	8,850	255,677
		554,038
Electronic Equipment, Instruments & Components 0.1%
Molex, Inc.	11,820	246,565
Internet Software & Services 0.2%
Google, Inc. "A"	450	255,155
Monster Worldwide, Inc.	14,630	243,004
Yahoo!, Inc.	15,700	259,521
		757,680
IT Services 0.2%
Cognizant Technology Solutions Corp. "A"	5,480	279,370
Paychex, Inc.	8,390	257,573
Visa, Inc. "A"	3,060	278,552
		815,495
Semiconductors & Semiconductor Equipment 0.3%
Applied Materials, Inc.	18,730	252,480
KLA-Tencor Corp.	7,350	227,262
MEMC Electronic Materials, Inc.	18,290	280,386
Microchip Technology, Inc.	9,410	264,986
NVIDIA Corp.	14,940	259,657
		1,284,771
Software 0.4%
Autodesk, Inc.	10,080	296,554
Citrix Systems, Inc.	6,270	297,637
Electronic Arts, Inc.	15,690	292,775
Red Hat, Inc.	9,040	264,601
Salesforce.com, Inc.	3,870	288,121
		1,439,688
Materials 0.7%
Chemicals 0.1%
Dow Chemical Co.	8,670	256,372
Monsanto Co.	3,180	227,115
		483,487
Construction Materials 0.1%
Vulcan Materials Co.	5,040	238,090
Metals & Mining 0.4%
Allegheny Technologies, Inc.	5,640	304,504
Cliffs Natural Resources, Inc.	5,240	371,778
Nucor Corp.	5,520	250,497
Titanium Metals Corp.	19,220	318,860
United States Steel Corp.	4,240	269,325
		1,514,964
Paper & Forest Products 0.1%
MeadWestvaco Corp.	9,140	233,527
Telecommunication Services 0.1%
Wireless Telecommunication Services
American Tower Corp. "A"	6,040	257,364
Utilities 0.1%
Gas Utilities
EQT Corp.	6,070	248,870
Total Common Stocks Sold Short (Proceeds $22,405,571)		27,620,613
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2010.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in-kind.

REIT: Real Estate Investment Trust

As of March 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Index	USD	6/17/2010	93	27,090,900	761,185
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)	$ 59,612,405	$ 2,286,938	$ —	$ 61,899,343
Fixed Income Investments (c)
Corporate Bonds	—	305,028,374	—	305,028,374
Loan Participations and Assignments	—	19,495,612	—	19,495,612
Subordinated Income Notes	—	—	0	0
Derivatives (d)	761,185	—	—	761,185
Total	$ 60,373,590	$ 326,810,924	$ 0	$ 387,184,514
Liabilities
Investments Sold Short, at Value (c)	$ (27,620,613)	$ —	$ —	$ (27,620,613)
Total	$ (27,620,613)	$ —	$ —	$ (27,620,613)
(c) See Investment Portfolio for additional detailed categorizations.
(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Subordinated Income Notes
Balance as of September 30, 2009	$ 76,390
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(76,390)
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of March 31, 2010	$ 0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2010	$ (76,390)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2010 (Unaudited)
Assets
Investments in securities, at value (cost $482,998,030)	$ 386,423,329
Cash	353,117
Foreign currency, at value (cost $350,852)	360,459
Deposit with broker for securities sold short	20,347,039
Deposit with broker for open futures contracts	2,092,500
Receivable for investments sold	12,072,170
Interest receivable	6,931,472
Foreign taxes recoverable	43,708
Dividends receivable	188,976
Other assets	6,983
Total assets	428,819,753
Liabilities
Notes payable	25,000,000
Payable for investments purchased	3,090,708
Payable for investments purchased — when-issued securities	1,000,000
Payable for securities sold short, at value (proceeds of $22,405,571)	27,620,613
Interest on notes payable	45,692
Payable for Fund shares repurchased	359,883
Dividends payable for securities sold short	15,841
Payable for daily variation margin on open futures contracts	97,650
Accrued management fee	283,724
Other accrued expenses and payables	161,434
Total liabilities	57,675,545
Net assets, at value	$ 371,144,208
Net Assets Consist of
Undistributed net investment income	1,787,877
Net unrealized appreciation (depreciation) on: Investments	(96,574,701)
Futures	761,185
Securities sold short	(5,215,042)
Foreign currency	10,143
Accumulated net realized gain (loss)	(512,894,791)
Paid-in capital	983,269,537
Net assets, at value	$ 371,144,208
Net Asset Value
Class A Net Asset Value per share ($371,144,208 ÷ 25,152,608 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2010 (Unaudited)
Investment Income
Interest	$ 13,978,107
Dividends (net of foreign taxes withheld of $157,478)	1,162,464
Income distributions — affiliated cash management vehicles	14,965
Total income	15,155,536
Expenses: Management fee	1,895,541
Administration fee	189,555
Services to shareholders	8,843
Custodian fee	6,620
Trustees' fees and expenses	5,935
Professional fees	63,530
Reports to shareholders	67,927
Interest expense*	255,397
Stock exchange listing fee	26,499
Dividends on short positions	140,577
Other	19,124
Total expenses before expense reductions	2,679,548
Management fee waiver	(191,588)
Total expenses after expense reductions	2,487,960
Net investment income	12,667,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,230,748)
Futures	2,152,994
Closed short positions	(6,688,421)
Foreign currency	19,820
(11,746,355)
Change in net unrealized appreciation (depreciation) on: Investments	34,528,517
Futures	181,780
Securities sold short	3,195,041
Foreign currency	6,578
37,911,916
Net gain (loss)	26,165,561
Net increase (decrease) in net assets resulting from operations	$ 38,833,137
* Includes $74,072 of borrowing costs on securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended March 31, 2010 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 38,833,137
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(151,658,936)
Net purchases, sales and maturities of short-term investments	20,636,946
Net amortization/accretion of premium (discount)	(341,784)
Proceeds from sales and maturities of long-term investments	132,759,589
Purchases to cover securities sold short	(14,317,160)
Proceeds received from securities sold short	16,745,700
(Increase) decrease in receivable for investments sold	(11,838,258)
(Increase) decrease in interest receivable	(438,621)
(Increase) decrease in dividends receivable	(4,941)
(Increase) decrease in other assets	(48,809)
Increase (decrease) in payable for investments purchased and investments purchased — when-issued securities	4,090,708
Increase in payable for daily variation margin on open futures contracts	63,450
Increase (decrease) in dividends payable for securities sold short	(3,896)
Change in unrealized (appreciation) depreciation on investments	(34,528,517)
Change in unrealized (appreciation) depreciation on short sales	(3,195,041)
Increase (decrease) in interest on notes payable	(16,943)
Increase (decrease) in other accrued expenses and payables	(33,556)
Net realized (gain) loss on short sales	6,688,421
Net realized (gain) loss from investments	7,230,748
Cash provided (used) by operating activities	$ 10,622,237
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	10,000,000
Shares repurchased from shareholders	(7,651,297)
Distributions paid to shareholders	(10,219,842)
Cash provided (used) for financing activities	(7,871,139)
Increase (decrease) in cash	2,751,098
Cash at beginning of period*	20,402,017
Cash at end of period*	$ 23,153,115
Supplemental disclosure
Interest paid on notes	(272,340)
* Includes foreign currency and deposits with broker for securities sold short and open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations: Net investment income	$ 12,667,576	$ 30,256,082
Net realized gain (loss)	(11,746,355)	(314,934,698)
Change in net unrealized appreciation (depreciation)	37,911,916	137,598,066
Net increase (decrease) in net assets resulting from operations	38,833,137	(147,080,550)
Distributions to shareholders from: Net investment income	(10,219,842)	(37,118,458)
Return of capital	—	(1,457,465)
Total distributions	(10,219,842)	(38,575,923)
Fund share transactions: Cost of shares repurchased	(7,899,290)	(2,841,550)
Net increase (decrease) in net assets from Fund share transactions	(7,899,290)	(2,841,550)
Increase (decrease) in net assets	20,714,005	(188,498,023)
Net assets at beginning of period	350,430,203	538,928,226
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $1,787,877 and $659,857, respectively)	$ 371,144,208	$ 350,430,203
Other Information
Shares outstanding at beginning of period	25,800,109	26,070,213(a)
Shares repurchased	(647,501)	(270,104)(a)
Shares outstanding at end of period	25,152,608	25,800,109(a)
(a) Shares for the year ended September 30, 2009 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2010[a]	2009[g]	2008[g]	2007[b,g]
Selected Per Share Data
Net asset value, beginning of period	$13.58	$ 20.67	$ 35.83	$ 38.20[e]
Income (loss) from investment operations: Net investment income[c]	.50	1.16	2.86	2.76
Net realized and unrealized gain (loss)	1.02	(6.79)	(14.86)	(2.91)
Total from investment operations	1.52	(5.63)	(12.00)	(.15)
Less distributions from: Net investment income	(.40)	(1.42)	(3.18)	(2.16)
Return of capital	—	(.06)	—	—
Total distributions	(.40)	(1.48)	(3.18)	(2.16)
NAV accretion resulting from repurchases of shares at value[c]	.06	.02	.02	.00***
Offering costs charged to paid-in capital	—	—	—	(.06)
Net asset value, end of period	$ 14.76	$ 13.58	$ 20.67	$ 35.83
Market value, end of period	$ 12.95	$ 11.18	$ 16.60	$ 30.04
Total Return
Based on net asset value (%)[d]	12.23**	(22.28)	(34.70)	(.23)**
Based on market value (%)[d]	19.68**	(20.29)	(37.47)	(20.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	371	350	539	937
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.48*	2.42	2.63	4.17*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.37*	2.42	2.63	4.17*
Ratio of expenses (excluding interest expense and dividend expense for securities sold short) (%)	1.15*	1.54	1.47	1.61*
Ratio of net investment income (%)	6.98*	10.40	9.23	8.65*
Portfolio turnover rate (%)	83**	27	75	160**
Total debt outstanding, end of period ($ thousands)	25,000	15,000	266,000	—
Asset coverage per $1,000 of debt[f]	15,846	24,362	3,026	—
[a] For the six months ended March 31, 2010 (Unaudited).
[b] For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.
[f] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[g] Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Dreman Value Income Edge Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund utilizes short sales as part of the hedge strategy that seeks to provide returns that are uncorrelated with the market .

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets on the books of its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sales proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts as part of the hedge strategy to provide equity exposure.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. During the six months ended March 31, 2010, the Fund invested in future contracts with a total notional value generally indicative of a range from approximately $18,952,000 to $27,091,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ 761,185

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 2,152,994

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 181,780

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $256,659,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($58,426,000) and September 30, 2017 ($198,233,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $243,909,000 of net realized capital losses, $40,000 of net currency loss and $7,000 of PFIC loss. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in options and futures, income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash position at the Fund's custodian bank and deposits with brokers for securities sold short and open futures contracts at March 31, 2010.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended March 31, 2010, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $151,658,936 and $132,759,589, respectively. Purchases to cover securities sold short and securities sold short aggregated $14,317,160 and $16,745,700, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the principal amount of any borrowings.

Dreman Value Management LLC ("Dreman") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to Dreman. DIMA compensates Dreman out of the investment management fee it receives from the Fund.

For the period from December 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive 0.15% of its management fee.

Accordingly, for the six months ended March 31, 2010, the fee pursuant to the Investment Management Agreement aggregated $1,895,541, of which $191,588 was waived, resulting in an annualized effective rate of 0.90% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2010, the Administration Fee was $189,555, of which $35,551 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2010, the amount charged to the Fund by DISC aggregated $7,640, of which $3,837 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $4,474, all of which was paid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US government bonds and other high-quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $75,000,000 with a maturity date of September 27, 2010. The note bears interest at the higher of the Overnight Federal Funds Rate plus 1.25 percent or the Overnight LIBOR rate plus 1.25 percent or LIBOR Term Rate plus 1.25 percent (1.53% at March 31, 2010). A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations.

At March 31, 2010, the Fund had a notes payable outstanding of $25,000,000. The weighted average outstanding daily balance of all loans (based on the 182 days the loans were outstanding) during the six months ended March 31, 2010 was approximately $14,972,000, with a weighted average interest rate of 1.65%.

F. Share Repurchases

Through November 30, 2010, the Board has authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended March 31, 2010, the Fund purchased 647,501 shares of common stock on the open market at a total cost of $7,899,290 ($12.20 average per share). The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase was approximately 15.0%.

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Other Information

Change in Portfolio Management Team

As of February 18, 2010, Karan Chopra of Dreman Value Management, LLC ("DVM") joined the fund's portfolio management team as a Portfolio Manager. Mr. Chopra brings the following experience to the team:

• 13 years of experience in high-yield/leveraged credit markets.

• Prior to joining DVM, Mr. Chopra spent five years as a Senior Proprietary Credit Trader and Portfolio Manager for National City Bank.

Mr. Chopra, together with current Lead Portfolio Manager, David Dreman, and current Portfolio Managers, Clifton Hoover and James Hutchinson, presently comprise the fund's portfolio management team.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). Computershare Inc. (the "Plan Agent") has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 349-4281.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to the Fund's transfer agent and dividend-disbursing agent at the following address:

DWS Dreman Value Income Edge Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M204

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund.

•	Began investment career in 1957.
•	Joined the fund team in 2006.
•	Founder, Dreman Value Management, LLC.

F. James Hutchinson

President and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2000.
•	Began investment career in 1986.
•	Joined the fund team in 2006.
•	Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2006.
•	Joined the fund team in 2007.
•	Prior to joining Dreman Value Management, LLC, Managing Director and Portfolio Manager at NFJ Investment Group. Has over 24 years of investment experience.

Karan Chopra

Managing Director of Dreman Value Management, L.L.C. and High Yield Portfolio Manager of the fund.

•	Joined Dreman Value Management, L.L.C. in 2010.
•	Joined the fund team in 2010.
•	Prior to joining Dreman Value Management, L.L.C., Senior Proprietary Credit Trader and Portfolio Manager for National City Bank. Has over 13 years of investment experience.

Compensation of Portfolio Managers:

The Fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance by utilizing both quantitative and qualitative factors.

The sub-advisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)

Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)

Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

(iii)

Performance of the Fund’s portfolio measured through attribution analysis models which analyzes the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)	Ability to work well with other members of the investment professional team and mentor junior members

(ii)	Contributions to the organizational overall success with new product strategies

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund’s portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

Fund Ownership of Portfolio Managers:

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund , including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2010.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
David N. Dreman	$100,001 - $500,000
F. James Hutchinson	None
E. Clifton Hoover, Jr.	None
Karan Chopra	None

Conflicts of Interest:

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	11	$3,270,000,000	None	None
F. James Hutchinson	2	$78,000,000	None	None
E. Clifton Hoover, Jr.	10	$3,176,000,000	None	None
Karan Chopra	None	None	None	None

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	1	$100,261,000	None	None
F. James Hutchinson	None	None	None	None
E. Clifton Hoover, Jr.	None	None	None	None
Karan Chopra	None	None	None	None

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	86	$1,042,000,000	None	None
F. James Hutchinson	None	None	None	None
E. Clifton Hoover, Jr.	64	$866,000,000	None	None
Karan Chopra	None	None	None	None

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client’s accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients’ accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts.

The subadvisor’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs *,**

October 1 through October 31	0	0	0	1,033,411
November 1 through November 30	109,400	11.21	109,400	924,011
December 1 through December 31	116,509	11.59	116,509	1,168,026
January 1 through January 31	109,400	12.56	109,400	1,058,626
February 1 through February 28	91,200	12.32	91,200	967,426
March 1 through March 31	220,992	12.78	220,992	746,434

Total	647,501	12.20	647,501

* Effective December 1, 2008, pursuant to the fund's open market stock repurchase program, the fund is authorized to purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on September 19, 2008, with notice of the program being sent to fund shareholders on November 28, 2008. The program expired on November 30, 2009.

** Effective December 1, 2009, pursuant to the fund's open market stock repurchase program, the fund is authorized to purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on September 11, 2009, with notice of the program being sent to fund shareholders on September 14, 2009. The program will expire on November 30, 2010.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 1, 2010